UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)   June 16, 2005
                                                         ---------------

                     P.A.M. TRANSPORTATION SERVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      0-15057                 71-0633135
----------------------------         -------------         -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
 of incorporation)                    File Number)          Identification no.)


          297 West Henri De Tonti Boulevard, Tontitown, Arkansas 72770
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (479) 361-9111
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
-------------------------------------------------------
On June 16, 2005, the Audit Committee of our Board of Directors concluded its proposal process for a new independent public accounting firm and appointed Grant Thornton LLP ("Grant Thornton") as our independent registered public accounting firm for the calendar year ended December 31, 2005. On the same date, the Audit Committee dismissed Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm.

The audit reports of Deloitte on our consolidated financial statements as of and for the years ended December 31, 2004 and 2003, and management's assessment of internal control over financial reporting as of December 31, 2004, and the effectiveness of internal control over financial reporting as of December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent calendar years ended December 31, 2004 and 2003, and from December 31, 2004 through the effective date of Deloitte's dismissal, there have been no disagreements between us and Deloitte on any matters of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused Deloitte to make reference to the subject matter of such disagreements in connection with its reports. During the period described in the preceding sentence, there were no "reportable events" as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K of the Securities and Exchange Commission ("SEC").

During the two calendar years ended December 31, 2004 and 2003, and from December 31, 2004 through the engagement of Grant Thornton as our independent public accounting firm on June 16, 2005, neither we nor anyone on our behalf consulted Grant Thornton with respect to any accounting or auditing issues involving us. In particular, there was no discussion with Grant Thornton regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Deloitte on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in their reports, or a "reportable event" as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K.

A copy of Deloitte's letter to the SEC dated June 20, 2005 regarding the above disclosures is filed as Exhibit 16 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------
(c)     Exhibits.

Exhibit Number                              Description
--------------                              -----------

      16             Letter to Securities and Exchange Commission from Deloitte
                     & Touche LLP

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       P.A.M. TRANSPORTATION SERVICES, INC.



                                   By: /s/ Larry J. Goddard
                                       ------------------------------
                                       Larry J. Goddard
                                       Vice President-Finance, Chief
                                       Financial Officer, Secretary
                                       and Treasurer


Date:  June 20, 2005

                                  EXHIBIT INDEX



Exhibit Number                              Description
--------------                              -----------

      16             Letter to Securities and Exchange Commission from Deloitte
                     & Touche LLP